Taxes Payable - Summary of taxes payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Taxes Payable [Abstract]
Withholding individual income taxes for employees	¥ 48,692		¥ 5,679
VAT payable	3,325		10,925
Enterprise income taxes payable	2,503		7,952
Others	375		1,421
Total	¥ 54,895	$ 8,413	¥ 25,977